Exhibit 99.1


BEAR STEARNS                                            BEAR STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                        Asset-Backed Securities Group
DALLAS o DC o LOS ANGELES                                       245 Park Avenue
o NEW YORK o SAN FRANCISCO                             New York, New York 10167
FRANKFORT o GENEVA o HONG KONG                                  (212) 272-2000;
LONDON o PARIS o TOKYO                                       (212) 272-7294 fax

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           IRWIN HOME EQUITY TRUST 1998-2: COMPUTATIONAL MATERIALS
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FAX TO:                                                  DATE:        10/22/98
COMPANY:                                # PAGES (incl. cover):        25
FAX NO:                                              PHONE NO:
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FROM:                                                PHONE NO:
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STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General  Information:  The data  underlying the  Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

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                        IRWIN HOME EQUITY TRUST 1998-2
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                            COMPUTATIONAL MATERIALS

The information set forth herein is dated as of October 21, 1998 and may be replied upon solely in conjunction with any revised computational materials, the related prospectus and prospectus supplement.

                               SUMMARY OF TERMS

Title of Securities.......................  Irwin Home  Equity  Asset  Backed
                                                Certificates, Series 1998-2.

Certificates Offered......................  The Class  A-1  Certificates  (the
                                                "Class A-1 Certificates"), the
                                                Class  A-2  Certificates  (the
                                                "Class A-2 Certificates", and,
                                                collectively  with  the  Class
                                                A-1 Certificates, the "Class A
                                                Certificates")  and one  class
                                                of residual  Certificates (the
                                                "Class R Certificates").  Only
                                                the Class A  Certificates  are
                                                offered hereby.

Trust...................................... Irwin Home Equity Trust 1998-2, a
                                                trust to be  formed  under the
                                                laws of the State of New York.

Depositor .................................  Bear   Stearns    Asset    Backed
                                                Securities,      Inc.     (the
                                                "Depositor").

Master Servicer ...........................  Irwin  Union   Bank   and   Trust
                                                Company  ("IUB",   or  in  its
                                                capacity  as master  servicer,
                                                the  "Master  Servicer")  will
                                                act as Master Servicer for the
                                                Trust   Fund   and,   in  that
                                                capacity,   will  (i)  provide
                                                customary  servicing functions
                                                with   respect   to  the  Home
                                                Equity  Loans  pursuant  to  a
                                                Pooling     and      Servicing
                                                Agreement  (the  "Pooling  and
                                                Servicing   Agreement")  among
                                                the   Depositor,   the  Master
                                                Servicer   and  Norwest   Bank
                                                Minnesota,            National
                                                Association,    (ii)   provide
                                                certain reports to the Trustee
                                                and   (iii)    make    certain
                                                advances.

Transferor ...............................  Irwin  Funding   Corp.   (in  its
                                                capacity  as the seller to the
                                                Depositor,  the "Transferor").
                                                The  Transferor  will  acquire
                                                the Home Equity Loans from IUB
                                                and sell the Home Equity Loans
                                                to the Depositor.

The Certificate Insurer ..................  Ambac Assurance  Corporation (the
                                                "Certificate Insurer").

Trustee...................................  Norwest     Bank     Minnesota,
                                                 National    Association,    a
                                                 national banking association.

Cut-Off Date..............................  The  close  of   business   on
                                                 October 31, 1998.

Issue Date................................  On or about  [November  18, 1998]
                                                (the "Issue Date").

Original Class A-1 Principal Balance......  $75,000,000

Original Class A-2 Principal Balance .....  $50,000,000

First Remittance Date.....................  December 15,  1998.  Distributions
                                                on the  Certificates  will  be
                                                made on the  15th  day of each
                                                month (or, if such 15th day is
                                                not a  Business  Day,  on  the
                                                next succeeding  Business Day)
                                                (each,  a "Remittance  Date").
                                                "Business  Day"  will  be  any
                                                other than (i) a  Saturday  or
                                                Sunday,  or  (ii)  any  day on
                                                which   banking   institutions
                                                located  in the  States of New
                                                York,  Indiana  or  California
                                                are authorized or obligated by
                                                law  or  executive   order  to
                                                close.

Certificate Ratings.......................  It  is a condition to the issuance of the  Class  A  Certificates
                                                that the Class A  Certificates
                                                shall   have  been  rated  not
                                                lower  than AAA by  Standard &
                                                Poor's  Ratings  Group and AAA
                                                by Moody's  Investors  Service
                                                based on the  presence  of the
                                                Certificate          Insurance
                                                Policies. A security rating is
                                                not a  recommendation  to buy,
                                                sell  or hold  securities  and
                                                may be subject to  revision or
                                                withdrawal  at any time by the
                                                assigning rating organization.

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                        IRWIN HOME EQUITY TRUST 1998-2
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                            COMPUTATIONAL MATERIALS

                                                The ratings do not address the
                                                possibility   that   Class   A
                                                Certificateholders  may suffer
                                                a   lower   than   anticipated
                                                yield.

Description of Certificates; Denominations. General.  The  Trust  Fund will be formed  and  the  Certificates
                                                will be issued pursuant to the
                                                Pooling     and      Servicing
                                                Agreement.   The  Certificates
                                                will   represent   the  entire
                                                beneficial  ownership interest
                                                in  the  1998-2   REMIC.   The
                                                assets  of  the  1998-2  REMIC
                                                will  be  the   uncertificated
                                                interests of 1998-2A REMIC and
                                                1998-2B  REMIC.  The assets of
                                                the 1998-2A  REMIC and 1998-2B
                                                REMIC,   respectively,    will
                                                consist   primarily   of   the
                                                principal  balances  as of the
                                                Cut-Off  Date (such  principal
                                                balances  with  respect  to an
                                                individual  Home Equity  Loan,
                                                the  "Principal  Balance")  of
                                                (i)  a  pool  of  Senior  Home
                                                Equity  Loans  and (ii) a pool
                                                of Junior Home  Equity  Loans,
                                                in  each  case   evidenced  by
                                                promissory  notes and  secured
                                                by mortgages or deeds of trust
                                                on                 residential
                                                one-to-four-family  properties
                                                (such     properties,      the
                                                "Mortgaged   Properties"   and
                                                such pools  collectively,  the
                                                "Home Equity Loan Pool").

                                                In addition, the Depositor has
                                                caused     Ambac     Assurance
                                                Corporation (the  "Certificate
                                                Insurer")    to   issue    two
                                                certificate guaranty insurance
                                                policies   (the   "Certificate
                                                Insurance   Policies"),    one
                                                relating   to  the  Class  A-1
                                                Certificates   and  the  other
                                                relating   to  the  Class  A-2
                                                Certificates  for the  benefit
                                                of   the   related   Class   A
                                                Certificateholders,   pursuant
                                                to  which  it  will  guarantee
                                                certain    payments   to   the
                                                Trustee for the benefit of the
                                                related         Class        A
                                                Certificateholders,         as
                                                described herein.

                                            Book-Entry   Form.   The  Class  A
                                                Certificates initially will be
                                                issued in book-entry  form, in
                                                minimum    denominations    of
                                                $1,000    initial    principal
                                                balance     with      integral
                                                multiples  thereof (except for
                                                one  Certificate of each Class
                                                which   may  be  issued  in  a
                                                greater or lesser amount). The
                                                Class   A   Certificates   are
                                                sometimes   referred   to   as
                                                "Book-Entry  Certificates." No
                                                person  acquiring  an interest
                                                in the Book-Entry Certificates
                                                (a "Beneficial Owner") will be
                                                entitled    to    receive    a
                                                definitive         certificate
                                                representing   such   person's
                                                interest in the related 1998-2
                                                REMIC,  except  under  limited
                                                circumstances.      Beneficial
                                                Owners may elect to hold their
                                                interests      through     The
                                                Depository    Trust    Company
                                                ("DTC"), in the United States,
                                                or Centrale de  Livraison  des
                                                Valeurs    Mobiliers,     S.A.
                                                ("CEDEL")  or  the   Euroclear
                                                System    ("Euroclear"),    in
                                                Europe.  Transfers within DTC,
                                                CEDEL  or  Euroclear,  as  the
                                                case   may  be,   will  be  in
                                                accordance   with  the   usual
                                                rules and operating procedures
                                                of the relevant system.

The Home Equity Loan Pool.................  The statistical        information
                                                regarding   the  Home   Equity
                                                Loans   and   the    Mortgaged
                                                Properties  is based  upon the
                                                characteristics     of     the
                                                respective  Group  within  the
                                                Home  Equity  Loan  Pool as of
                                                the  close  of   business   on
                                                September    30,   1998   (the
                                                "Statistic Calculation Date").
                                                Unless  otherwise   indicated,
                                                all  percentages set forth are
                                                based   upon   the   aggregate
                                                Principal Balances of the Home
                                                Equity  Loans  in the  related
                                                Group  as  of  the   Statistic
                                                Calculation  Date,  which  was
                                                $57,125,609  with  respect  to
                                                Junior   Home   Equity   Loans
                                                allocated   to   Group  I  and
                                                $39,787,417  with  respect  to
                                                Senior   Home   Equity   Loans
                                                allocated to Group II.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 3                           BEAR STEARNS

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                            COMPUTATIONAL MATERIALS

                                                The Junior Home  Equity  Loans
                                                to be included in Group I will
                                                consist  of a  pool  of  fixed
                                                rate  closed  end home  equity
                                                loans  secured   primarily  by
                                                subordinate  liens and  having
                                                original  terms to maturity of
                                                10 or 15 years.  The  security
                                                for  the  Junior  Home  Equity
                                                Loans  will  be  mortgages  or
                                                deeds of  trust  on  Mortgaged
                                                Properties,   which  generally
                                                have original  terms to stated
                                                maturity of  approximately  15
                                                years  and which  provide  for
                                                substantially  equal  payments
                                                in  an  amount  sufficient  to
                                                amortize   the   Junior   Home
                                                Equity Loan over its term.

                                                The Senior Home  Equity  Loans
                                                to be  included  in  Group  II
                                                will  consist  of  a  pool  of
                                                fixed  rate   closed-end  home
                                                equity loans secured solely by
                                                first   priority   liens   and
                                                having   original   terms   to
                                                maturity  of  30  years.   The
                                                security  for the Senior  Home
                                                Equity Loans will be mortgages
                                                or deeds of trust on Mortgaged
                                                Properties,   which  generally
                                                have original  terms to stated
                                                maturity of  approximately  30
                                                years  and which  provide  for
                                                substantially  equal  payments
                                                in  an  amount  sufficient  to
                                                amortize   the   Senior   Home
                                                Equity Loan over its term.

                                                The Monthly  Payments for each
                                                Home  Equity  Loan will be due
                                                on the  fifteenth  day of each
                                                month   or,  in  the  case  of
                                                certain Home Equity Loans, the
                                                first day of each month (each,
                                                a "Due Date").

                                                The  Home  Equity  Loans  were
                                                underwritten   in   accordance
                                                with     the      underwriting
                                                standards of Irwin Home Equity
                                                Corporation  developed  at the
                                                direction  of  IUB.  As of the
                                                Statistic   Calculation  Date,
                                                when   measured  by  aggregate
                                                principal             balance,
                                                approximately  43.19%  of  the
                                                Senior Home  Equity  Loans and
                                                32.21%  of  the  Junior   Home
                                                Equity  Loans are  secured  by
                                                Mortgaged  Properties  located
                                                in  California,  approximately
                                                13.10%  of  the  Senior   Home
                                                Equity  Loans and 5.35% of the
                                                Junior Home  Equity  Loans are
                                                secured      by      Mortgaged
                                                Properties located in selected
                                                metropolitan     markets    in
                                                Florida,  approximately 11.40%
                                                of  the  Senior   Home  Equity
                                                Loans and 5.99% of the  Junior
                                                Home Equity  Loans are secured
                                                by    Mortgaged     Properties
                                                located      in       selected
                                                metropolitan     markets    in
                                                Michigan   and   approximately
                                                10.63%  of  the  Senior   Home
                                                Equity  Loans and 4.07% of the
                                                Junior Home  Equity  Loans are
                                                secured      by      Mortgaged
                                                Properties located in selected
                                                metropolitan     markets    in
                                                Illinois.

Mortgage Interest Rate....................  The "Mortgage  Interest  Rate"  of
                                                each Home  Equity  Loan is the
                                                per   annum    interest   rate
                                                required  to be  paid  by  the
                                                mortgagor  under  the terms of
                                                the related note. The Mortgage
                                                Interest  Rate  borne  by each
                                                Home  Equity  Loan is fixed as
                                                of the  closing  date  of such
                                                Home  Equity  Loan.  As of the
                                                Statistic   Calculation  Date,
                                                the weighted  average Mortgage
                                                Interest  Rate for the  Senior
                                                Home    Equity    Loans    was
                                                approximately  8.597%  and for
                                                the Junior Home  Equity  Loans
                                                was approximately 12.078%.

Interest; Class A-1 Pass-Through Rate.....  ___%. The Class  A-1  Pass-Through
                                                Rate   after   the    Optional
                                                Termination   Date   shall  be
                                                increased  by 0.75%  (75 basis
                                                points) per annum. Interest on
                                                the  Class  A-1   Certificates
                                                will    accrue    from,    and
                                                including,   the   first   day
                                                through,  and  including,  the
                                                last   day   of   the    month
                                                preceding      the     related
                                                Remittance  Date at the  Class
                                                A-1  Pass-Through  Rate on the
                                                Class A-1 Principal Balance as
                                                of the  last  Remittance  Date
                                                (after    giving   effect   to
                                                principal  distributed on such
                                                last   Remittance   Date)(such
                                                interest,   net  of   interest
                                                shortfalls   not   covered  by
                                                Compensating   Interest,   the
                                                "Class      A-1       Interest
                                                Distribution   Amount").   For
                                                purposes    of   accrual   and
                                                payment  of  interest  on  the
                                                Class  A-1  Certificates,  all
                                                calculations  will be based on
                                                an  assumed  year of 360  days
                                                consisting  of  twelve  30-day
                                                months.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 4                           BEAR STEARNS




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                        IRWIN HOME EQUITY TRUST 1998-2
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                            COMPUTATIONAL MATERIALS


Interest; Class A-2 Pass-Through Rate.....  ____%. The Class A-2  Pass-Through
                                                Rate   after   the    Optional
                                                Termination   Date   shall  be
                                                increased  by 0.75%  (75 basis
                                                points) per annum. Interest on
                                                the  Class  A-2   Certificates
                                                will    accrue    from,    and
                                                including,   the   first   day
                                                through,  and  including,  the
                                                last   day   of   the    month
                                                preceding      the     related
                                                Remittance  Date at the  Class
                                                A-2  Pass-Through  Rate on the
                                                Class A-2 Principal Balance as
                                                of the  last  Remittance  Date
                                                (after    giving   effect   to
                                                principal  distributed on such
                                                last   Remittance   Date)(such
                                                interest,   net  of   interest
                                                shortfalls   not   covered  by
                                                Compensating   Interest,   the
                                                "Class      A-2       Interest
                                                Distribution   Amount").   For
                                                purposes    of   accrual   and
                                                payment  of  interest  on  the
                                                Class  A-2  Certificates,  all
                                                calculations  will be based on
                                                an  assumed  year of 360  days
                                                consisting  of  twelve  30-day
                                                months.

Principal; Class A Principal Balance....... The "Principal   Balance"  of  any
                                                Home  Equity  Loan  as of  any
                                                date of  determination  is the
                                                principal balance of such Home
                                                Equity  Loan as of the Cut-Off
                                                Date,  after giving  effect to
                                                prepayments   received  on  or
                                                prior to the  latest Due Date,
                                                Deficient  Valuations incurred
                                                prior to such Due Date and the
                                                payment  of  principal  due on
                                                such Due Date and irrespective
                                                of any  delinquency in payment
                                                by the related Mortgagor.  The
                                                Principal  Balance  of a  Home
                                                Equity  Loan  which  becomes a
                                                Liquidated Home Equity Loan on
                                                or  prior  to  such  Due  Date
                                                shall be zero.  The "Class A-1
                                                Principal Balance"  represents
                                                the maximum  specified  dollar
                                                amount of  principal  to which
                                                the  Holders  of the Class A-1
                                                Certificates are entitled from
                                                the  future  cash  flow on the
                                                assets  in the  1998-2  REMIC.
                                                The   "Class   A-1   Principal
                                                Balance"  at any time is equal
                                                to  the  Class  A-1  Principal
                                                Balance as of the Cut-Off Date
                                                (the   "Original   Class   A-1
                                                Principal  Balance") minus the
                                                aggregate,  cumulative amounts
                                                actually     distributed    as
                                                principal  to  the  Class  A-1
                                                Certificateholders. The "Class
                                                A-2     Principal     Balance"
                                                represents     the     maximum
                                                specified   dollar  amount  of
                                                principal to which the Holders
                                                of the Class A-2  Certificates
                                                are  entitled  from the future
                                                cash flow on the assets in the
                                                1998-2  REMIC.  The "Class A-2
                                                Principal Balance" at any time
                                                is  equal  to  the  Class  A-2
                                                Principal  Balance  as of  the
                                                Cut-Off  Date  (the  "Original
                                                Class A-2 Principal  Balance")
                                                minus      the      aggregate,
                                                cumulative   amounts  actually
                                                distributed  as  principal  to
                                                the          Class         A-2
                                                Certificateholders. The "Class
                                                A Principal Balance" refers to
                                                each   of   the    Class   A-1
                                                Principal   Balance   and  the
                                                Class A-2 Principal Balance.

                                                The   Holders   of  Class  A-1
                                                Certificates  are  entitled to
                                                receive     certain    monthly
                                                distributions  of principal on
                                                each   Remittance  Date  which
                                                generally reflect  collections
                                                of  principal  on  the  Junior
                                                Home Equity  Loans  during the
                                                prior calendar month (the "Due
                                                Period"). The Holders of Class
                                                A-2  Certificates are entitled
                                                to  receive   certain  monthly
                                                distributions  of principal on
                                                each   Remittance  Date  which
                                                generally reflect  collections
                                                of  principal  on  the  Senior
                                                Home Equity  Loans  during the
                                                related Due Period.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 5                           BEAR STEARNS



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                            COMPUTATIONAL MATERIALS

                                                The    "Class   A    Principal
                                                Distribution  Amount"  for any
                                                Remittance   Date  and  either
                                                Group will be the lesser of:

                                                (a)  the  excess  of  (i)  the
                                                related  Available Amount plus
                                                any Group I Cross-Over Amounts
                                                or Group II Cross-Over Amount,
                                                as applicable plus any Insured
                                                Payment  over  (ii) the  Class
                                                A-1   Interest    Distribution
                                                Amount   or  the   Class   A-2
                                                Interest  Distribution Amount,
                                                as applicable, and

                                                (b)    the    sum,     without
                                                duplication, of:

                                                (i)   that   portion   of  all
                                                scheduled    installments   of
                                                principal  in  respect  of the
                                                Home   Equity   Loans  in  the
                                                related    Group    which   is
                                                received  during  the  related
                                                Due Period  together  with all
                                                unscheduled    recoveries   of
                                                principal           (including
                                                Prepayments,  Curtailments and
                                                Deficient  Valuations) on such
                                                Home  Equity  Loans   actually
                                                collected    by   the   Master
                                                Servicer   during   the  prior
                                                calendar month,

                                                (ii) the Principal  Balance of
                                                each Home  Equity  Loan in the
                                                related    Group   that   was,
                                                effective  on such  Remittance
                                                Date,  either  repurchased  by
                                                the   Transferor   or  IUB  or
                                                purchased    by   the   Master
                                                Servicer  during the preceding
                                                Due  Period,  but  only to the
                                                extent  the  amount  equal  to
                                                such   Principal   Balance  is
                                                actually   received   by   the
                                                Trustee,

                                                (iii)     any     Substitution
                                                Adjustment  amounts  delivered
                                                by  the  Transferor  or IUB on
                                                the related Remittance Date in
                                                connection with a substitution
                                                of a Home  Equity  Loan in the
                                                related  Group,  to the extent
                                                such Substitution  Adjustments
                                                are  actually  received by the
                                                Trustee,

                                                (iv) with respect to each Home
                                                Equity  Loan  in  the  related
                                                Group that became a Liquidated
                                                Home  Equity  Loan  during the
                                                prior  calendar   month,   the
                                                Principal Balance of such Home
                                                Equity Loan immediately  prior
                                                to the  time  when  such  Home
                                                Equity     Loan    became    a
                                                Liquidated Home Equity Loan,

                                                (v) any  Overcollateralization
                                                Increase  Amounts with respect
                                                to the related Group,

                                                (vi) any Subordination Deficit
                                                with  respect  to the  related
                                                Group, and

                                                (vii) with respect to the Home
                                                Equity  Loans  in the  related
                                                Group,  the proceeds  received
                                                by the  Trust  Fund  following
                                                any termination of the 1998-2A
                                                REMIC,  the  1998-2B  REMIC or
                                                the 1998-2  REMIC  carried out
                                                in  accordance  with a plan of
                                                complete     liquidation    or
                                                pursuant   to   the   optional
                                                termination   of  any  of  the
                                                REMICs by the Master Servicer,
                                                the  Holder  of  the  Class  R
                                                Certificate or the Certificate
                                                Insurer in accordance with the
                                                Pooling     and      Servicing
                                                Agreement, minus

                                                (viii)                     any
                                                Overcollateralization  Release
                                                Amount for the related Group.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 6                           BEAR STEARNS

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                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS


                                                The  "Available  Amount" for a
                                                Group on any  Remittance  Date
                                                equals (i) the Master Servicer
                                                Remittance   Amount  for  such
                                                Group,  minus  (ii) the sum of
                                                the Trustee Fee and the amount
                                                owed   to   the    Certificate
                                                Insurer  as  premium  for  the
                                                Certificate  Insurance  Policy
                                                for such Group.

                                                The      "Master      Servicer
                                                Remittance Amount" for a Group
                                                is generally  equal to the sum
                                                of   (i)    all    unscheduled
                                                collections  of principal  and
                                                interest on the  related  Home
                                                Equity Loans  collected by the
                                                Master   Servicer  during  the
                                                related  Due  Period  and  all
                                                scheduled   Monthly   Payments
                                                (net of the servicing  fee) on
                                                the related  Home Equity Loans
                                                due on the  related  Due  Date
                                                and  received  on or  prior to
                                                the  Business  Day   preceding
                                                such      Master      Servicer
                                                Remittance   Date,   (ii)  all
                                                Periodic  Advances made by the
                                                Master  Servicer  with respect
                                                to interest payments due to be
                                                received on the  related  Home
                                                Equity  Loans  on the  related
                                                Due Date and  (iii)  any other
                                                amounts  required to be placed
                                                in a Collection Account by the
                                                Master  Servicer in respect of
                                                the related  Home Equity Loans
                                                pursuant  to the  Pooling  and
                                                Servicing    Agreement.    The
                                                "Master  Servicer   Remittance
                                                Date" is the fourteenth day of
                                                each month.

                                                The   "Group   I    Cross-Over
                                                Amount"  for  any   Remittance
                                                Date  equals the lesser of (i)
                                                the  excess,  if  any,  of the
                                                Group I Available  Amount over
                                                the  sum  of  the   Class  A-1
                                                Interest  Distribution  Amount
                                                and the Principal Distribution
                                                Amount with respect to Group I
                                                less any Overcollateralization
                                                Increase    Amount    included
                                                therein  and  (ii)  the sum of
                                                (a) the excess, if any, of the
                                                Class       A-2       Interest
                                                Distribution  Amount  over the
                                                Group II Available  Amount and
                                                (b) any Subordination  Deficit
                                                for  the  Senior  Home  Equity
                                                Loans.     The    "Group    II
                                                Cross-Over   Amount"  for  any
                                                Remittance   Date  equals  the
                                                lesser of (i) the  excess,  if
                                                any, of the Group II Available
                                                Amount  over  the  sum  of the
                                                Class       A-2       Interest
                                                Distribution  Amount  and  the
                                                Principal  Distribution Amount
                                                with  respect to Group II less
                                                any      Overcollateralization
                                                Increase    Amount    included
                                                therein  and  (ii)  the sum of
                                                (a) the excess, if any, of the
                                                Class       A-1       Interest
                                                Distribution  Amount  over the
                                                Group I  Available  Amount and
                                                (b) any Subordination  Deficit
                                                for  the  Junior  Home  Equity
                                                Loans.

                                                The     "Overcollateralization
                                                Increase  Amount" with respect
                                                to each of  Group I and  Group
                                                II, as applicable, is equal to
                                                the  lesser of (i) the Group I
                                                Excess Spread and the Group II
                                                Excess  Spread,  respectively,
                                                and    (ii)    the     related
                                                Overcollateralization
                                                Deficiency Amount.

                                                The   "Excess   Spread"   with
                                                respect to either  Group shall
                                                mean the  excess,  if any,  of
                                                the related  Available  Amount
                                                over the sum of (x) the  Class
                                                A-1   Interest    Distribution
                                                Amount or Class  A-2  Interest
                                                Distribution     Amount,    as
                                                applicable,  (y)  the  amounts
                                                set  forth  in  clauses   (i),
                                                (ii), (iii), (iv) and (without
                                                duplication) (vi) of paragraph
                                                (b)  of  the   definition   of
                                                Principal  Distribution Amount
                                                for   the   related   Class  A
                                                Certificates,   and   (z)  any
                                                Group I  Cross-Over  Amount or
                                                Group  II  Cross-Over  Amounts
                                                required to be  distributed in
                                                respect   of  the   Class  A-2
                                                Certificates and the Class A-1
                                                Certificates, respectively.








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 7                           BEAR STEARNS

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                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS

                                                The     "Overcollateralization
                                                Deficiency     Amount"    with
                                                respect  to each Group and any
                                                date  of   determination,   is
                                                equal to the  excess,  if any,
                                                of         the         related
                                                Overcollateralization   Target
                                                Amount    over   the   related
                                                Overcollateralization Amount.

                                                The     "Overcollateralization
                                                Target    Amount"    will   be
                                                established  pursuant  to  the
                                                Pooling     and      Servicing
                                                Agreement  and may increase or
                                                decrease  over time and may be
                                                modified  from time to time by
                                                agreement  of the  Certificate
                                                Insurer and IUB.

                                                The     "Overcollateralization
                                                Release  Amount"  with respect
                                                to each  Group and any date of
                                                determination, is equal to the
                                                excess, if any, of the related
                                                Overcollateralization   Amount
                                                over        the        related
                                                Overcollateralization   Target
                                                Amount.

                                                The     "Overcollateralization
                                                Amount"  with  respect to each
                                                of Group I and Group II and as
                                                of any Remittance Date, is the
                                                excess,  if  any,  of (i)  the
                                                aggregate Principal Balance of
                                                the Junior Home  Equity  Loans
                                                (with  respect  to Group I) or
                                                the    aggregate     Principal
                                                Balance  of  the  Senior  Home
                                                Equity Loans (with  respect to
                                                Group II), as  applicable,  as
                                                of the  close of  business  on
                                                the  last  day of the  related
                                                Due   Period   over  (ii)  the
                                                aggregate          Certificate
                                                Principal Balance of the Group
                                                I  Certificates  or  Group  II
                                                Certificates,  as  applicable,
                                                as  of  such  Remittance  Date
                                                (after taking into account the
                                                related Principal Distribution
                                                Amount,    other    than   the
                                                Overcollateralization Increase
                                                Amount,         and        any
                                                Overcollateralization  Release
                                                Amount  for  such   Remittance
                                                Date).

                                                The actual amount  distributed
                                                with  respect to the Class A-1
                                                Certificates on any Remittance
                                                Date   is   the   "Class   A-1
                                                Distribution  Amount" for such
                                                Remittance  Date.  The  actual
                                                amount     distributed    with
                                                respect   to  the   Class  A-2
                                                Certificates on any Remittance
                                                Date   is   the   "Class   A-2
                                                Distribution  Amount" for such
                                                Remittance Date.

                                                A"Liquidated Home Equity Loan"
                                                is, in  general,  a  defaulted
                                                Home  Equity  Loan as to which
                                                the   Master    Servicer   has
                                                determined  that  all  amounts
                                                that it  expects to recover on
                                                such  Home  Equity  Loan  have
                                                been  recovered  (exclusive of
                                                any     possibility    of    a
                                                deficiency  judgment).  To the
                                                extent   of   the    Available
                                                Amount, a loss on a Liquidated
                                                Home     Equity     Loan    (a
                                                "Liquidated  Loan  Loss") will
                                                be recovered by the Holders of
                                                the  related  Class of Class A
                                                Certificates on the Remittance
                                                Date which immediately follows
                                                the   event   of   loss.   Any
                                                Liquidated   Loan   Loss  that
                                                results  in  a   Subordination
                                                Deficit will  require  payment
                                                of an  Insured  Payment if not
                                                otherwise  available  from the
                                                Group I  Available  Amount  or
                                                Group II Available  Amount, as
                                                applicable.   The  Certificate
                                                Insurer will insure the timely
                                                payment  of  interest  and the
                                                ultimate  payment of principal
                                                on the Class A Certificates.

                                                The  "Subordination   Deficit"
                                                for  the  Senior  Home  Equity
                                                Loans  or  the   Junior   Home
                                                Equity  Loans,  as  applicable
                                                and any  Remittance  Date,  is
                                                the excess, if any, of (a) the
                                                aggregate  of  the  Class  A-1
                                                Principal Balance, in the case
                                                of  the  Junior   Home  Equity
                                                Loans,   or  the   Class   A-2
                                                Principal Balance, in the case
                                                of  the  Senior   Home  Equity
                                                Loans,   on  such   Remittance
                                                Date,    after   taking   into
                                                account  the  payment  of  the
                                                related Principal Distribution
                                                Amount on such Remittance Date
                                                (except  for  amounts  payable
                                                under the related  Certificate
                                                Insurance Policy) over (b) the
                                                aggregate Principal Balance of
                                                the Senior Home  Equity  Loans
                                                or  the  aggregate   Principal
                                                Balance  of  the  Junior  Home
                                                Equity Loans,  as  applicable,
                                                as of the  end of the  related
                                                Due Period.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 8                           BEAR STEARNS

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                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS



Credit Enhancement........................  The credit  enhancement   provided
                                                for the benefit of the Class A
                                                Certificateholders consists of
                                                (a) excess  interest,  (b) the
                                                Overcollateralization  Amounts
                                                and   (c)   the    Certificate
                                                Insurance Policies.

                                                Excess Interest

                                                Because the amount of interest
                                                collected  on the Home  Equity
                                                Loans is expected to be higher
                                                than the Pass-Through Rates on
                                                the    Certificates,    excess
                                                interest  will  be  generated.
                                                This excess  interest  will be
                                                applied to create and maintain
                                                the                   required
                                                overcollateralization   amount
                                                prior  to  being  paid  to the
                                                holders   of   the   Class   R
                                                Certificates.

                                                Overcollateralization

                                                On  the  Closing  Date,   each
                                                respective
                                                Overcollateralization   Amount
                                                will equal  zero.  As a result
                                                of  the   application  of  the
                                                respective  Excess  Spread  in
                                                reduction  of  the   principal
                                                balance of the related Class A
                                                Certificate,   the  applicable
                                                Overcollateralization   Amount
                                                is expected  to increase  over
                                                time  until  it  reaches   the
                                                applicable
                                                Overcollateralization   Target
                                                Amount;  however  the  Pooling
                                                and    Servicing     Agreement
                                                provides   that,   subject  to
                                                certain  trigger  tests,   the
                                                required  percentage  level of
                                                overcollateralization      may
                                                increase  or   decrease   over
                                                time.

                                                While the  distribution of the
                                                Available    Amount   to   the
                                                holders   of   the   Class   A
                                                Certificates  in  reduction of
                                                the Class A Principal  Balance
                                                has been  designed  to produce
                                                and  maintain a given level of
                                                overcollateralization     with
                                                respect   to   the   Class   A
                                                Certificates,  there can be no
                                                assurance   that  the   Master
                                                Servicer   Remittance   Amount
                                                will be  sufficient  to ensure
                                                that                      such
                                                overcollateralization    level
                                                will be achieved or maintained
                                                at all times.

                                                The   Certificate    Insurance
                                                Policies

                                                The Class A Certificateholders
                                                will have the  benefit  of the
                                                Certificate          Insurance
                                                Policies, discussed more fully
                                                below.

Certificate Insurance Policies............  The Certificate Insurer will issue
                                                two    Certificate    Guaranty
                                                Insurance     Policies    (the
                                                "Certificate         Insurance
                                                Policies") one with respect to
                                                the Class A-1 Certificates and
                                                one with  respect to the Class
                                                A-2 Certificates,  pursuant to
                                                which it will  irrevocably and
                                                unconditionally       guaranty
                                                payment  on  each   Remittance
                                                Date of  Insured  Payments  to
                                                the Trustee for the benefit of
                                                the  Holders  of  the  related
                                                classes     of     Class     A
                                                Certificates.  The Certificate
                                                Insurer   will   generally  be
                                                required to make  available to
                                                the   Trustee   (a)  on   each
                                                Remittance  Date,  the  sum of
                                                (i) the excess, if any, of the
                                                Class       A-1       Interest
                                                Distribution   Amount  or  the
                                                Class       A-2       Interest
                                                Distribution     Amount,    as
                                                applicable,  over  the  sum of
                                                the related  Available  Amount
                                                and the applicable  Group I or
                                                Group II Cross-Over Amount and
                                                (ii)      any       applicable
                                                Subordination  Deficit and (b)
                                                any unpaid  Preference  Amount
                                                (as  defined  in  the  related
                                                Policy).    The    Certificate
                                                Insurance   Policy   does  not
                                                guarantee    the    Class    A
                                                Certificates   any   specified
                                                rate of prepayments. A payment
                                                by  the  Certificate   Insurer
                                                under     either     of    the
                                                Certificate Insurance Policies
                                                is  referred  to  herein as an
                                                "Insured     Payment."     The
                                                Certificate  Insurer  will  be
                                                entitled to reimbursement  for
                                                all Insured Payments  together
                                                with interest thereon.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 9                           BEAR STEARNS

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                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS



Servicing of the Home Equity Loans........

                                            The Master  Servicer has agreed to
                                                service the Home Equity  Loans
                                                on a "scheduled/actual"  basis
                                                (i.e.,  the Master Servicer is
                                                responsible    for   advancing
                                                scheduled      payments     of
                                                interest) in  accordance  with
                                                the  Pooling   and   Servicing
                                                Agreement  and  to  cause  the
                                                Home   Equity   Loans   to  be
                                                serviced with the same care as
                                                it   customarily   employs  in
                                                servicing  and   administering
                                                mortgage  loans  for  its  own
                                                account  in  accordance   with
                                                accepted  mortgage   servicing
                                                practices  of prudent  lending
                                                institutions  and  giving  due
                                                consideration      to      the
                                                Certificate  Insurer's and the
                                                Certificateholders'   reliance
                                                on the Master Servicer.


Periodic Advances.........................  Subject to the  Master  Servicer's
                                                determination that such action
                                                would   not    constitute    a
                                                Nonrecoverable   Advance   (as
                                                defined  herein),  the  Master
                                                Servicer    is   required   to
                                                deposit   into   the   Trustee
                                                Collection  Account  no  later
                                                than the close of  business on
                                                the third  Business  Day prior
                                                to the related Remittance Date
                                                (such day, the  "Determination
                                                Date") an amount  equal to the
                                                sum   of  (a)   the   interest
                                                portion    of   the    Monthly
                                                Payments  on each Home  Equity
                                                Loan  due by the  related  Due
                                                Date but not  received  by the
                                                Master   Servicer  as  of  the
                                                close  of   business   on  the
                                                related   Determination  Date,
                                                net of the  Servicing  Fee and
                                                (b) with  respect  to each REO
                                                Property  which  was  acquired
                                                during or prior to the related
                                                Due  Period and as to which an
                                                REO  disposition did not occur
                                                during the related Due Period,
                                                an amount equal to the excess,
                                                if  any,  of  interest  on the
                                                Principal  Balance of the Home
                                                Equity  Loan  related  to such
                                                REO  Property  at the  related
                                                Mortgage Interest Rate, net of
                                                the  Servicing  Fee,  for  the
                                                related  Due  Period  for  the
                                                related  Home Equity Loan over
                                                the net  income  from  the REO
                                                Property to be  transferred to
                                                the  Certificate  Account  for
                                                such  Remittance Date pursuant
                                                to the Pooling  and  Servicing
                                                Agreement    (the    "Periodic
                                                Advance").    Such    Periodic
                                                Advances    by   the    Master
                                                Servicer are  reimbursable  to
                                                the Master Servicer subject to
                                                certain     conditions     and
                                                restrictions  and are intended
                                                to  provide  both   sufficient
                                                funds  for  the   payment   of
                                                interest to the Holders of the
                                                Class  A  Certificates  and to
                                                pay   the   premium   due  the
                                                Certificate  Insurer.  In  the
                                                event  that,   notwithstanding
                                                the  Master   Servicer's  good
                                                faith   determination  at  the
                                                time such Periodic Advance was
                                                made  that it  would  not be a
                                                Nonrecoverable  Advance,  such
                                                Periodic   Advance  becomes  a
                                                Nonrecoverable   Advance,  the
                                                Master    Servicer   will   be
                                                entitled   to    reimbursement
                                                therefor   from   the   1998-2
                                                REMIC.

Prepayment Interest Shortfalls............  Not later   than   the   close  of
                                                business on the  Business  Day
                                                immediately   following   each
                                                Determination Date, the Master
                                                Servicer  is required to remit
                                                to  the   Trustee   Collection
                                                Account,  an  amount  equal to
                                                the    lesser   of   (a)   the
                                                aggregate  of  the  Prepayment
                                                Interest  Shortfalls  for  the
                                                related     Remittance    Date
                                                resulting    from    principal
                                                prepayments during the related
                                                Due   Period   and   (b)   its
                                                aggregate    Servicing    Fees
                                                received  in the  related  Due
                                                Period  and shall not have the
                                                right     to     reimbursement
                                                therefor  (the   "Compensating
                                                Interest").  With  respect  to
                                                any  Remittance  Date  and any
                                                Home    Equity    Loan,    the
                                                "Prepayment           Interest
                                                Shortfall"  will be an  amount
                                                equal to the  excess,  if any,
                                                of (a) 30  days'  interest  on
                                                the   outstanding    Principal
                                                Balance  of such  Home  Equity
                                                Loan at a per annum rate equal
                                                to   the   related    Mortgage
                                                Interest  Rate,  any reduction
                                                as a  result  of a  bankruptcy
                                                proceeding    (a    "Deficient
                                                Valuation")     and/or     any
                                                reduction  by a  court  of the
                                                monthly  payment  due on  such
                                                Home   Equity  Loan  (a  "Debt
                                                Service  Reduction")),   minus
                                                the   rate   at   which    the
                                                Servicing  Fee is  calculated,
                                                over   (b)   the   amount   of
                                                interest  actually remitted by
                                                the  Mortgagor  in  connection
                                                with such principal prepayment
                                                in full less the Servicing Fee
                                                for such Home  Equity  Loan in
                                                such month.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 10                           BEAR STEARNS

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                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS


Servicing Advances........................  Subject to the  Master  Servicer's
                                                determination that such action
                                                would   not    constitute    a
                                                Nonrecoverable   Advance   and
                                                that a prudent mortgage lender
                                                would  make a like  advance if
                                                it or an  affiliate  owned the
                                                related Home Equity Loan,  the
                                                Master Servicer is required to
                                                advance  amounts  with respect
                                                to  the  Home   Equity   Loans
                                                ("Servicing         Advances")
                                                constituting   "out-of-pocket"
                                                costs and expenses relating to
                                                (a)   the   preservation   and
                                                restoration  of the  Mortgaged
                                                Property,    (b)   enforcement
                                                proceedings,         including
                                                foreclosures, (c) expenditures
                                                relating  to the  purchase  or
                                                maintenance  of a  first  lien
                                                not  included in the  relevant
                                                REMIC    on   the    Mortgaged
                                                Property,   and  (d)   certain
                                                other    customary     amounts
                                                described  in the  Pooling and
                                                Servicing   Agreement.    Such
                                                Servicing   Advances   by  the
                                                Master       Servicer      are
                                                reimbursable   to  the  Master
                                                Servicer  subject  to  certain
                                                conditions  and  restrictions.
                                                In     the     event     that,
                                                notwithstanding   the   Master
                                                Servicer's      good     faith
                                                determination at the time such
                                                Servicing  Advance  was  made,
                                                that   it   would   not  be  a
                                                Nonrecoverable Advance, in the
                                                event such  Servicing  Advance
                                                becomes    a    Nonrecoverable
                                                Advance,  the Master  Servicer
                                                will    be     entitled     to
                                                reimbursement   therefor  from
                                                the relevant REMIC.

Servicing Fee.............................  As  compensation for servicing the
                                                Home Equity Loans,  the Master
                                                Servicer   is  entitled  to  a
                                                servicing fee (the  "Servicing
                                                Fee")  calculated  and payable
                                                monthly   from  the   interest
                                                portion of  Monthly  Payments,
                                                Net  Liquidation  Proceeds and
                                                certain    other     proceeds.

Optional Termination......................  The Master  Servicer  may,  at its
                                                option  (and if such option is
                                                not  exercised  by the  Master
                                                Servicer,    the   Certificate
                                                Insurer  or the  holder of the
                                                Class R  Certificate  may,  at
                                                its option) repurchase all but
                                                not less  than all of the Home
                                                Equity  Loans  in the  related
                                                Group on any date on which the
                                                aggregate  Principal  Balances
                                                of the Home Equity Loans, with
                                                respect  to  Group  I  or  the
                                                aggregate  Principal  Balances
                                                of the Home Equity Loans, with
                                                respect  to Group  II, is less
                                                than  10%  of  the   aggregate
                                                Principal Balances of the Home
                                                Equity  Loans  in the  related
                                                Group as of the  Cut-Off  Date
                                                (the   "Optional   Termination
                                                Date"), by purchasing from the
                                                related   REMIC  on  the  next
                                                succeeding   Remittance  Date,
                                                all of the  property  in  such
                                                Group at a price  equal to the
                                                sum of (a) the  greater of (i)
                                                100%    of    the    aggregate
                                                Principal   Balances  of  each
                                                outstanding  Home  Equity Loan
                                                in such  Group  and  each  REO
                                                Property  acquired  in respect
                                                of a Home  Equity Loan in such
                                                Group and (ii) the fair market
                                                value  (disregarding   accrued
                                                interest)  of  the   Principal
                                                Balances  of such Home  Equity
                                                Loans and such REO Properties,
                                                determined  as the  average of
                                                three  written bids (copies of
                                                which are to be  delivered  to
                                                the     Trustee     and    the
                                                Certificate   Insurer  by  the
                                                Master    Servicer   and   the
                                                reasonable  cost of which  may
                                                be  deducted  from  the  final
                                                purchase    price)   made   by
                                                nationally-recognized  dealers
                                                and   based  on  a   valuation
                                                process which would be used to
                                                value   comparable    mortgage
                                                loans and REO properties,  (b)
                                                the   greater   of   (i)   the
                                                aggregate  amount  of  accrued
                                                and  unpaid  interest  on  the
                                                Principal Balances of the Home
                                                Equity  Loans  in  such  Group
                                                through the related Due Period
                                                and  (ii)  30  days'   accrued
                                                interest thereon computed at a
                                                rate  equal  to  the   related
                                                Mortgage   Interest  Rate,  in
                                                each case net of the Servicing
                                                Fee, and (c) any  unreimbursed
                                                amounts due to the Certificate
                                                Insurer  under the Pooling and
                                                Servicing  Agreement  and  any
                                                accrued  and  unpaid   Insured
                                                Payments.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 11                           BEAR STEARNS

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                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS





ERISA Considerations......................



                                            A   fiduciary   of  any   employee
                                                benefit    plan    or    other
                                                retirement arrangement subject
                                                to  ERISA,   or  the  Internal
                                                Revenue   Code  of  1986,   as
                                                amended  (the  "Code")  should
                                                carefully   review   with  its
                                                legal  advisors   whether  the
                                                purchase or holding of Class A
                                                Certificates  could  give rise
                                                to a transaction prohibited or
                                                not   otherwise    permissible
                                                under  ERISA or the Code.  The
                                                U.S.  Department  of Labor has
                                                issued      an      individual
                                                exemption,          Prohibited
                                                Transaction  Exemption  90-32,
                                                to  the   Underwriter,   which
                                                generally   exempts  from  the
                                                application  of certain of the
                                                prohibited         transaction
                                                provisions  of ERISA,  and the
                                                excise  taxes  imposed on such
                                                prohibited   transactions   by
                                                Section 4975(a) and (b) of the
                                                Code  and  Section  502(i)  of
                                                ERISA,  transactions  relating
                                                to  the  purchase,   sale  and
                                                holding    of     pass-through
                                                certificates such as the Class
                                                A    Certificates    and   the
                                                servicing   and  operation  of
                                                asset pools such as the 1998-2
                                                REMIC,  provided  that certain
                                                conditions are satisfied.

Legal Investment..........................  Only the Class  A-2   Certificates
                                                will   constitute    "mortgage
                                                related     securities"    for
                                                purposes   of  the   Secondary
                                                Mortgage  Market   Enhancement
                                                Act of 1984.

Federal Income Tax Status.................  An  election will be made to treat each of  Group I and  Group II
                                                as  a  real  estate   mortgage
                                                investment conduit (a "REMIC")
                                                for    federal    income   tax
                                                purposes;  the  assets of both
                                                of these REMICs will  comprise
                                                the  1998-2  REMIC.  The Class
                                                A-1 Certificates and the Class
                                                A-2   Certificates   will   be
                                                designated   as  the   regular
                                                interests  in the 1998-2 REMIC
                                                and the  Class R  Certificates
                                                will  represent  the  residual
                                                interests   in   each  of  the
                                                1998-2A  REMIC,   the  1998-2B
                                                REMIC and the 1998-2 REMIC.

                                                The   Class   A   Certificates
                                                generally  will be  treated as
                                                newly      originated     debt
                                                instruments for federal income
                                                tax    purposes.    Beneficial
                                                Owners    of   the   Class   A
                                                Certificates  will be required
                                                to report  income  thereon  in
                                                accordance  with  the  accrual
                                                method of accounting.

                                                In  addition,  if the  Class A
                                                Certificates  are issued  with
                                                original  issue  discount  for
                                                federal  income tax  purposes,
                                                such  event   generally   will
                                                result in  recognition of some
                                                taxable  income in  advance of
                                                the   receipt   of  the   cash
                                                attributable to such income.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 12                           BEAR STEARNS

------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS




                                                              JUNIOR HOME EQUITY LOAN
                                                                        GROUP I
                                                         MORTGAGE INTEREST RATES OF GROUP I HELS

                                                     Aggregate Statistical     Percentage of Statistical
       Range of Mortgage Interest      Number of        Calculation Date            Calculation Date
               Rates                     HELs          Principal Balance               Pool Balance

----------------------------------------------------------------------------------------------------------
     8.001       -           8.500        17           $      829,783.47                  1.45%
     8.501       -           9.000        33           $    1,579,108.22                  2.76%
     9.001       -           9.500        21           $    1,253,143.48                  2.19%
     9.501       -          10.000        55           $    2,955,500.10                  5.17%
    10.001       -          10.500        95           $    3,971,871.30                  6.95%
    10.501       -          11.000       164           $    6,682,377.66                 11.70%
    11.001       -          11.500       138           $    5,959,201.09                 10.43%
    11.501       -          12.000       178           $    6,754,154.98                 11.82%
    12.001       -          12.500       138           $    5,453,143.86                  9.55%
    12.501       -          13.000       180           $    6,699,032.26                 11.73%
    13.001       -          13.500       115           $    3,701,214.42                  6.48%
    13.501       -          14.000       110           $    3,878,831.52                  6.79%
    14.001       -          14.500       137           $    4,084,414.66                  7.15%
    14.501       -          15.000        59           $    1,608,219.21                  2.82%
    15.001       -          15.500        47           $      972,467.74                  1.70%
    15.501       -          16.000        28           $      528,532.57                  0.93%
    16.001       -          16.500        12           $      181,198.95                  0.32%
    16.501       -          17.000         2           $       33,413.53                  0.06%
----------------------------------------------------------------------------------------------------------
Total                                   1529           $   57,125,609.02               100.00%
----------------------------------------------------------------------------------------------------------

The  weighted  average  Mortgage   Interest  Rate  of  the  Group  I  HELs  is
approximately 12.078% per annum.




                  REMAINING TERM TO MATURITY OF GROUP I HELS



                                                     Aggregate Statistical     Percentage of Statistical
       Range of Remaining Terms        Number of        Calculation Date            Calculation Date
         to Maturity (months)            HELs          Principal Balance               Pool Balance
----------------------------------------------------------------------------------------------------------

    89           -         96             7             $     113,449.82                  0.20%
   103           -        120           211             $   6,258,362.61                 10.96%
   174           -        180          1311             $  50,753,796.59                 88.85%
---------------------------------------------------------------------------------------------------------
Total                                  1529             $  57,125,609.02                100.00%
---------------------------------------------------------------------------------------------------------



The weighted average Remaining Term to Maturity of the Group I HELs is approximately 172 months.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 13                           BEAR STEARNS

------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS



                          YEAR OF ORIGINATION OF GROUP I HELS

                                                     Aggregate Statistical     Percentage of Statistical
                                      Number of        Calculation Date            Calculation Date
         Year of Origination             HELs          Principal Balance               Pool Balance
----------------------------------------------------------------------------------------------------------
   1996                                    7            $    113,449.82                  0.20%
   1997                                    5            $     98,895.30                  0.17%
   1998                                 1517            $ 56,913,263.90                  99.63%
---------------------------------------------------------------------------------------------------------
   Total                                1529            $ 57,125,609.02                 100.00%
---------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any Group I HEL is January 1996 and the latest month and year of origination is September 1998.



                               COMBINED LOAN-TO-VALUE RATIOS OF GROUP I HELS

                                                           Aggregate Statistical       Percentage of Statistical
                                               Number         Calculation Date               Calculation Date
                 Range of CLTVs                of HELs       Principal Balance                 Pool Balance
-----------------------------------------------------------------------------------------------------------------
  10.01%              -           15.00%          1          $     10,718.36                     0.02%
  20.01%              -           25.00%          3          $    107,280.62                     0.19%
  30.01%              -           35.00%          1          $     30,925.46                     0.05%
  35.01%              -           40.00%          3          $    145,791.23                     0.26%
  40.01%              -           45.00%          2          $     55,000.00                     0.10%
  45.01%              -           50.00%          2          $    108,160.97                     0.19%
  50.01%              -           55.00%         12          $    351,582.22                     0.62%
  55.01%              -           60.00%          5          $    164,951.06                     0.29%
  60.01%              -           65.00%         13          $    442,862.11                     0.78%
  65.01%              -           70.00%         23          $  1,077,023.31                     1.89%
  70.01%              -           75.00%         28          $  1,451,665.90                     2.54%
  75.01%              -           80.00%         92          $  3,199,321.90                     5.60%
  80.01%              -           85.00%        130          $  4,818,980.62                     8.44%
  85.01%              -           90.00%        241          $  9,270,016.32                    16.23%
  90.01%              -           95.00%        251          $  9,789,648.96                    17.14%
  95.01%              -          100.00%        683          $ 24,443,599.67                    42.79%
  100.01%             -          105.00%         24          $    910,802.71                     1.59%
  105.01%             -          110.00%         13          $    659,073.35                     1.15%
  110.01%             -          115.00%          2          $     88,204.25                     0.15%
 ----------------------------------------------------------------------------------------------------------------
   Total                                       1529          $ 57,125,609.02                   100.00%
 ----------------------------------------------------------------------------------------------------------------

The minimum and maximum Combined Loan-to-Value Ratios of the Group I HELs are approximately 12.81% and 111.52%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Group I HELs is approximately 92.00%.





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 14                           BEAR STEARNS

------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS



        STATISTICAL CALCULATION DATE PRINCIPAL BALANCES OF GROUP I HELS


                                                           Aggregate Statistical       Percentage of Statistical
  Range of Statistical Calculation Date         Number         Calculation Date             Calculation Date
          Principal Balances                    of HELs       Principal Balance               Pool Balance
-----------------------------------------------------------------------------------------------------------------

$      0.01       -       $ 10,000.00              7          $     68,704.84                      0.12%
$ 10,000.01       -       $ 20,000.00            241          $  4,036,348.74                      7.07%
$ 20,000.01       -       $ 30,000.00            443          $ 11,249,473.62                      19.69%
$ 30,000.01       -       $ 40,000.00            365          $ 12,635,943.51                      22.12%
$ 40,000.01       -       $ 50,000.00            201          $  9,228,404.16                      16.15%
$ 50,000.01       -       $ 60,000.00            112          $  6,182,593.26                      10.82%
$ 60,000.01       -       $ 70,000.00            47           $  3,067,044.62                       5.37%
$ 70,000.01       -       $ 80,000.00            37           $  2,775,753.97                       4.86%
$ 80,000.01       -       $ 90,000.00            25           $  2,131,726.00                       3.73%
$ 90,000.01       -       $100,000.00            38           $  3,726,447.05                       6.52%
$110,000.01       -       $120,000.00             5           $    569,315.30                       1.00%
$120,000.01       -       $130,000.00             2           $    251,000.00                       0.44%
$130,000.01       -       $140,000.00             1           $    137,136.84                       0.24%
$160,000.01       -       $170,000.00             1           $    162,725.04                       0.28%
$170,000.01       -       $180,000.00             1           $    170,389.28                       0.30%
$200,000.01       -       $225,000.00             2           $    433,631.36                       0.76%
$275,000.01       -       $300,000.00             1           $    298,971.43                       0.52%
-----------------------------------------------------------------------------------------------------------------
   Total                                       1529           $ 57,125,609.02                     100.00%
-----------------------------------------------------------------------------------------------------------------


The average Statistical Calculation Date Principal Balance of the Group I HELs is approximately $37,361.42.






                               MORTGAGED PROPERTIES SECURING GROUP I HELS


                                                   Aggregate Statistical       Percentage of Statistical
                                   Number             Calculation Date                Calculation Date
    Property Type                  of HELs           Principal Balance                  Pool Balance
-----------------------------------------------------------------------------------------------------------------
Condominium                           86             $   2,825,743.05                    4.95%
Multi-Family                           8             $     215,730.82                    0.38%
Planned Unit Development             105             $   5,573,989.74                    9.76%
Single-Family Dwelling              1330             $  48,510,145.41                   84.92%
----------------------------------------------------------------------------------------------------------------
    Total                           1529             $  57,125,609.02                   100.00%
----------------------------------------------------------------------------------------------------------------




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 15                           BEAR STEARNS

------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS



                     GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING GROUP I HELS

                                      Aggregate Statistical       Percentage of Statistical
                          Number         Calculation Date              Calculation Date
     State               of HELs        Principal Balance                Pool Balance
------------------------------------------------------------------------------------------------
California                  382            $ 18,400,395.17                 32.21%
Colorado                     20            $    826,840.59                  1.45%
Florida                      88            $  3,057,397.53                  5.35%
Georgia                      94            $  3,203,897.02                  5.61%
Illinois                     71            $  2,327,070.61                  4.07%
Kentucky                     4             $    185,600.00                  0.32%
Louisiana                    64            $  1,864,679.71                  3.26%
Maryland                     33            $  1,043,311.22                  1.83%
Massachusetts               158            $  5,287,772.83                  9.26%
Michigan                    105            $  3,421,197.29                  5.99%
Missouri                     6             $    195,700.00                  0.34%
New Jersey                   77            $  2,815,395.96                  4.93%
North Carolina               57            $  1,479,924.97                  2.59%
Ohio                        151            $  5,071,473.12                  8.88%
Oregon                       17            $    739,930.02                  1.30%
Pennsylvania                 39            $  1,296,174.58                  2.27%
South Carolina               25            $    675,240.99                  1.18%
Utah                         7             $    217,657.09                  0.38%
Virginia                     39            $  1,201,071.64                  2.10%
Washington                   76            $  3,262,580.09                  5.71%
Wisconsin                    16            $    552,298.59                  0.97%
------------------------------------------------------------------------------------------------
Total                       1529           $ 57,125,609.02                100.00%
------------------------------------------------------------------------------------------------


No more than approximately 0.52 % of the Group I HELs are secured by Mortgaged Properties located in any single United States postal zip code.



                                                                               DEBT-TO-INCOME RATIOS OF GROUP I HELS

     Range of Debt-to-Income       Number of HELs   Aggregate Statistical Calculation Date       Percentage of Statistical
              Ratios                                         Principal Balance                 Calculation Date Pool Balance
---------------------------------------------------------------------------------------------------------------------------
  5.01%        -       15.00%             4                 $     71,612.13                                 0.13%
  15.01%       -       20.00%             22                     726,763.61                                 1.27%
  20.01%       -       25.00%             60                $  1,819,117.89                                 3.18%
  25.01%       -       30.00%            152                $  5,293,487.44                                 9.27%
  30.01%       -       35.00%            242                $  8,254,262.76                                14.45%
  35.01%       -       40.00%            333                $ 11,555,541.69                                20.23%
  40.01%       -       45.00%            366                $ 13,806,843.90                                24.17%
  45.01%       -       50.00%            294                $ 12,711,927.39                                22.25%
  50.01%       -       55.00%             56                $  2,886,052.21                                 5.05%
--------------------------------------------------------------------------------------------------------------------------------
Total                                       1529                $ 57,125,609.02                           100.00%
--------------------------------------------------------------------------------------------------------------------------------

The  weighted   average   Debt-to-Income   Ratios  of  the  Group  I  HELs  is
approximately 39.28%.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 16                           BEAR STEARNS

------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS



                                   OCCUPANCY TYPE OF GROUP I HELS

                              Number       Aggregate Statistical Calculation      Percentage of Statistical Calculation
   Occupancy Type             of HELs             Date Principal Balance                       Date Pool Balance
-----------------------------------------------------------------------------------------------------------------------
Non Owner Occupied              12               $     373,085.29                                  0.65%
Owner Occupied                1517               $  56,752,523.73                                 99.35%
-----------------------------------------------------------------------------------------------------------------------
Total                         1529               $  57,125,609.02                                100.00%
-----------------------------------------------------------------------------------------------------------------------




                                              CREDIT QUALITY OF GROUP I HELS

                       Number of Initial    Aggregate Statistical Calculation       Percentage of Statistical Calculation Date
  Credit Quality             HELs                 Date Principal Balance                           Pool Balance
------------------------------------------------------------------------------------------------------------------------------
Superior                     151                    $  5,486,119.24                                   9.60%
Excellent                   1335                    $ 50,340,589.37                                  88.12%
Good                          34                    $  1,052,742.14                                   1.84%
Fair                           9                    $    246,158.27                                   0.43%
------------------------------------------------------------------------------------------------------------------------------
Total                       1529                    $ 57,125,609.02                                  100.00%
------------------------------------------------------------------------------------------------------------------------------





                                           ORIGINAL TERM TO STATED MATURITY OF GROUP I HELS

        Range of Original Terms to                           Aggregate Statistical Calculation    Percentage of Statistical
         Stated Maturity (months)         Number of HELs        Date Principal Balance          Calculation Date Pool Balance
-----------------------------------------------------------------------------------------------------------------------------
119               -                120        218                  $  6,371,812.43                          11.15%
179               -                180       1311                  $ 50,753,796.59                          88.85%
------------------------------------------------------------------------------------------------------------------------------
Total                                        1529                  $ 57,125,609.02                         100.00%
------------------------------------------------------------------------------------------------------------------------------


The weighted average Original Term to Stated Maturity of the Group I HELs is approximately 173 months.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                Page 17                           BEAR STEARNS

------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
------------------------------------------------------------------------------
                            COMPUTATIONAL MATERIALS


                                                        SENIOR HOME EQUITY LOAN
                                                                 GROUP II

                                                  MORTGAGE INTEREST RATES OF GROUP II HELS


        Range of Mortgage Interest              Number    Aggregate Statistical Calculation Date    Percentage of Statistical
                 Rates                         of HELs               Principal Balance            Calculation Date Pool Balance
 ------------------------------------------------------------------------------------------------------------------------------
 6.501%            -              7.000%         2               $    332,373.45                             0.84%
 7.001%            -              7.500%         4               $    633,717.83                             1.59%
 7.501%            -              8.000%        37               $  6,517,378.63                            16.38%
 8.001%            -              8.500%        75               $ 12,211,521.30                            30.69%
 8.501%            -              9.000%        55               $  8,661,411.63                            21.77%
 9.001%            -              9.500%        79               $ 10,313,609.29                            25.92%
 9.501%            -             10.000%         6               $  1,117,405.14                             2.81%
--------------------------------------------------------------------------------------------------------------------------------
  Total                                        258               $ 39,787,417.27                           100.00%
--------------------------------------------------------------------------------------------------------------------------------

The  weighted   average   Mortgage   Interest   Rate  of  the  Group  II  HELs
isapproximately 8.597% per annum



                                                REMAINING TERM TO MATURITY OF GROUP II HELS

     Range of Remaining Terms        Number          Aggregate Statistical Calculation Date       Percentage of Statistical
        to Maturity (months)         of HELs                  Principal Balance                 Calculation Date Pool Balance
-----------------------------------------------------------------------------------------------------------------------------
   355     -         360              258                    $ 39,787,417.27                                100.00%

-----------------------------------------------------------------------------------------------------------------------------
 Total                                258                    $ 39,787,417.27                                 100.00%
-----------------------------------------------------------------------------------------------------------------------------


The weighted average Remaining Term to Maturity of the Group II HELs is approximately 359 months.





                                           YEAR OF ORIGINATION OF GROUP II HELS

                                                         Aggregate Statistical Calculation       Percentage of Statistical
 Year of Origination                 Number of HELs            Date of Princial Balance        Calculation Date Pool Balance
-----------------------------------------------------------------------------------------------------------------------------
 1998                                    258                       $ 39,787,417.27                        100.00%
-----------------------------------------------------------------------------------------------------------------------------
 Total                                   258                       $ 39,787,417.27                        100.00%
 ----------------------------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any Group II HELs is April 1998 and the latest month and year of origination is September 1998.

------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
-------------------------------------------------------------------------------
                           Computational Materials




                 COMBINED LOAN-TO-VALUE RATIOS OF GROUP II HELS

                                                                                                                   Percentage of
                                                                                                                   Statistical
            Range of CLTVs                              Number of HELs      Aggregate Statistical Calculation      Calculation Date
                                                                                 Date Principal Balance            Pool Balance
    --------------------------------------------------------------------------------------------------------------------------------

     25.01%         -               30.00%                      1                       $ 147,784.81                    0.37%
     30.01%         -               35.00%                      1                        $ 87,850.96                    0.22%
     35.01%         -               40.00%                      1                        $ 74,000.00                    0.19%
     45.01%         -               50.00%                      2                       $ 226,925.62                    0.57%
     50.01%         -               55.00%                      2                       $ 600,000.00                    1.51%
     55.01%         -               60.00%                      2                       $ 240,597.06                    0.60%
     60.01%         -               65.00%                      3                       $ 971,313.29                    2.44%
     65.01%         -               70.00%                      4                       $ 865,330.13                    2.17%
     70.01%         -               75.00%                      3                       $ 335,999.95                    0.84%
     75.01%         -               80.00%                      3                       $ 707,190.81                    1.78%
     80.01%         -               85.00%                      43                    $ 6,197,402.88                   15.58%
     85.01%         -               90.00%                      52                    $ 9,045,246.75                   22.73%
     90.01%         -               95.00%                      39                    $ 6,455,600.89                   16.23%
     95.01%         -              100.00%                     102                   $ 13,832,174.12                   34.77%
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          258                   $ 39,787,417.27                  100.00%
------------------------------------------------------------------------------------------------------------------------------------



     The minimum and maximum Combined Loan-to-Value Ratios of the Group II HELs are approximately 27.27% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Group II HELs is approximately 90.11%.


       STATISTICAL CALCULATION DATE PRINCIPAL BALANCES OF GROUP II HELS

                                                                                                                    Percentage of
                                                                                                                    Statistical
        Range of Statistical Calculation Date            Number of HELs     Aggregate Statistical Calculation       Calculation
                  Principal Balances                                              Date Principal Balance          Date Pool Balance
    --------------------------------------------------------------------------------------------------------------------------------

     $50,000.01     -               $60,000.00                  10                      $ 561,757.06                    1.41%
     $60,000.01     -               $70,000.00                  16                      $ 1,050,625.08                  2.64%
     $70,000.01     -               $80,000.00                  14                      $ 1,073,510.67                  2.70%
     $80,000.01     -               $90,000.00                  22                      $ 1,874,159.56                  4.71%
     $90,000.01     -              $100,000.00                  17                      $ 1,619,245.70                  4.07%
     $100,000.01    -              $110,000.00                  18                      $ 1,907,442.21                  4.79%
     $110,000.01    -              $120,000.00                  17                      $ 1,975,575.84                  4.97%
     $120,000.01    -              $130,000.00                  16                      $ 2,006,799.87                  5.04%
     $130,000.01    -              $140,000.00                  17                      $ 2,299,357.27                  5.78%
     $140,000.01    -              $150,000.00                  12                      $ 1,736,173.13                  4.36%
     $150,000.01    -              $160,000.00                  10                      $ 1,551,930.68                  3.90%
     $160,000.01    -              $170,000.00                  7                       $ 1,161,295.45                  2.92%
     $170,000.01    -              $180,000.00                  10                      $ 1,751,948.00                  4.40%
     $180,000.01    -              $190,000.00                  6                       $ 1,094,678.79                  2.75%
     $190,000.01    -              $200,000.00                  6                       $ 1,178,109.20                  2.96%
     $200,000.01    -              $225,000.00                  17                      $ 3,600,281.03                  9.05%
     $225,000.01    -              $250,000.00                  11                      $ 2,557,398.31                  6.43%
     $250,000.01    -              $275,000.00                  7                       $ 1,812,256.63                  4.55%
     $275,000.01    -              $300,000.00                  6                       $ 1,701,713.10                  4.28%
     $300,000.01    -              $325,000.00                  4                       $ 1,244,379.54                  3.13%
     $325,000.01    -              $350,000.00                  5                       $ 1,690,765.83                  4.25%
     $350,000.01    -              $375,000.00                  2                       $ 725,742.33                    1.82%
     $375,000.01    -              $400,000.00                  2                       $ 771,763.07                    1.94%
     $400,000.01    -               and above                   6                       $ 2,840,508.92                  7.14%
    --------------------------------------------------------------------------------------------------------------------------------
      Total                                                     258                    $ 39,787,417.27                100.00%
    --------------------------------------------------------------------------------------------------------------------------------



     The average Statistical Calculation Date Principal Balance of the Group II HELs is approximately $154,214.80.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                  BEAR STEARNS




--------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
--------------------------------------------------------------------------------
                           Computational Materials

                  MORTGAGED PROPERTIES SECURING GROUP II HELS


                                                                                                                  Percentage of
                                                                                                                   Statistical
    Property Type                                Number of HELs         Aggregate Statistical Calculation         Calculation Date
                                                                               Date Principal Balance               Pool Balance
    --------------------------------------------------------------------------------------------------------------------------------

    Condominium                                        17                           $ 2,686,944.07                     6.75%
    Multi-Family                                        3                             $ 745,542.73                     1.87%
    Planned Unit Development                           34                           $ 6,632,664.19                    16.67%
    Single-Family Dwelling                            204                           $ 29,722,266.28                   74.70%
    --------------------------------------------------------------------------------------------------------------------------------
    Total                                             258                           $ 39,787,417.27                  100.00%
    --------------------------------------------------------------------------------------------------------------------------------




    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING GROUP II HELS



        State              Number of Initial    Aggregate Statistical Calculation        Percentage of Statistical Calculation
                                 HELs              Date Principal Balance                          Date Pool Balance
    --------------------------------------------------------------------------------------------------------------------------------

    California                    77                 $ 17,182,229.83                                   43.19%
    Conneticut                     1                 $    499,280.82                                    1.25%
    Florida                       48                 $  5,212,965.20                                   13.10%
    Georgia                        7                 $    740,273.99                                    1.86%
    Illinois                      32                  $ 4,228,252.93                                   10.63%
    Maryland                       7                  $ 1,177,598.23                                    2.96%
    Michigan                      37                  $ 4,535,472.74                                   11.40%
    New Jersey                     6                  $   731,450.94                                    1.84%
    Ohio                          27                  $ 3,019,706.86                                    7.59%
    Oregon                         3                    $ 377,584.68                                    0.95%
    Virginia                       6                    $ 649,001.05                                    1.63%
    Washington                     7                  $ 1,433,600.00                                    3.60%
    --------------------------------------------------------------------------------------------------------------------------------
    Total                        258                 $ 39,787,417.27                                  100.00%
    --------------------------------------------------------------------------------------------------------------------------------


                No more than approximately 1.89 % of the Group II HELs are secured by Mortgaged Properties located in any single United States postal zip code.



                    DEBT-TO-INCOME RATIOS OF GROUP II HELS

                                                                                                                     Percentage of
                                                                                                                    Statistical
             Range of Debt-to-Income                 Number of HELs         Aggregate Statistical Calculation      Calculation Date
                     Ratios                                                       Date Principal Balance             Pool Balance
    --------------------------------------------------------------------------------------------------------------------------------

      5.01%              -           15.00%                    2                             $ 184,348.93                     0.46%
     15.01%              -           20.00%                    3                             $ 383,875.86                     0.96%
     20.01%              -           25.00%                   13                            $ 1,513,385.68                    3.80%
     25.01%              -           30.00%                   27                            $ 3,479,056.51                    8.74%
     30.01%              -           35.00%                   44                            $ 5,869,724.77                   14.75%
     35.01%              -           40.00%                   51                            $ 8,394,471.78                   21.10%
     40.01%              -           45.00%                   65                            $ 10,864,136.38                  27.31%
     45.01%              -           50.00%                   43                            $ 7,046,533.22                   17.71%
     50.01%              -           55.00%                   10                            $ 2,051,884.14                    5.16%
    --------------------------------------------------------------------------------------------------------------------------------
    Total                                                    258                           $ 39,787,417.27                  100.00%
    --------------------------------------------------------------------------------------------------------------------------------





     The weighted average Debt-to-Income Ratios of the Group II HELs is approximately 38.99%




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                  BEAR STEARNS


-------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
--------------------------------------------------------------------------------
                           Computational Materials



                        OCCUPANCY TYPE OF GROUP II HELS



           Occupancy Type              Number of HELs      Aggregate Statistical Calculation        Percentage of Statistical
                                                                 Date Principal Balance           Calculation Date Pool Balance
    --------------------------------------------------------------------------------------------------------------------------------

    Non Owner Occupied                          9                       $ 1,206,921.22                                        3.03%
    Owner Occupied                             249                     $ 38,580,496.05                                       96.97%
    --------------------------------------------------------------------------------------------------------------------------------
    Total                                      258                     $ 39,787,417.27                                      100.00%
    --------------------------------------------------------------------------------------------------------------------------------



                        CREDIT QUALITY OF GROUP II HELS


         Credit Quality              Number of Initial        Aggregate Statistical Calculation          Percentage of Statistical
                                           HELs                     Date Principal Balance            Calculation Date Pool Balance
    --------------------------------------------------------------------------------------------------------------------------------

    Superior                                35                      $ 5,008,580.49                                       12.59%
    Excellent                              205                     $ 32,475,136.92                                       81.62%
    Good                                    14                      $ 1,927,137.33                                        4.84%
    Fair                                     4                        $ 376,562.53                                        0.95%
    --------------------------------------------------------------------------------------------------------------------------------
    Total                                  258                     $ 39,787,417.27                                       100.00%
    --------------------------------------------------------------------------------------------------------------------------------




               ORIGINAL TERM TO STATED MATURITY OF GROUP II HELS


                                                                                                               Percentage of
        Range of Original Terms to             Number of HELs         Aggregate Statistical Calculation    Statistical Calculation
        Stated Maturity (months)                                           Date Principal Balance             Date Pool Balance
    --------------------------------------------------------------------------------------------------------------------------------

           359               -     360              258                  $ 39,787,417.27                      100.00%
    --------------------------------------------------------------------------------------------------------------------------------
          Total                                     258                  $ 39,787,417.27                      100.00%
   ---------------------------------------------------------------------------------------------------------------------------------


     The weighted average Original Term to Stated Maturity of the Group II HELs is approximately 360 months.








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                  BEAR STEARNS


--------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
--------------------------------------------------------------------------------
                           Computational Materials


                        AVERAGE LIFE SENSITIVITY TABLES

                                   CLASS A-1
                                   ---------

CLASS A-1 (TO MATURITY)


------------------------------------------------------------------------------------------------------------------------------------
% CPR                                    0%        10%           15%            20%          25%             30%             40%
------------------------------------------------------------------------------------------------------------------------------------


AVERAGE LIFE (YEARS)                     8.61        5.16          4.13           3.37         2.78            2.34            1.70
MODIFIED DURATION (YEARS)                6.17        3.98          3.29           2.76         2.34            2.00            1.50
FIRST PRINCIPAL PAYMENT              12/15/98    12/15/98      12/15/98       12/15/98     12/15/98        12/15/98        12/15/98
LAST PRINCIPAL PAYMENT                9/15/13     7/15/13       4/15/13       10/15/12     11/15/11         8/15/10         1/15/08
PRINCIPAL LOCKOUT (MONTHS)                  0           0             0              0            0               0               0
PRINCIPAL WINDOW (MONTHS)                 178         176           173            167          156             141             110
ILLUSTRATIVE YIELD @ PAR (30/360)       6.192       6.181         6.178          6.172        6.163           6.152           6.118
------------------------------------------------------------------------------------------------------------------------------------

CLASS A-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
% CPR                                    0%         10%           15%           20%          25%             30%             40%
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     8.58        5.03          3.94           3.17        2.59             2.16            1.56
MODIFIED DURATION (YEARS)                6.16        3.92          3.19           2.65        2.22             1.89            1.41
FIRST PRINCIPAL PAYMENT              12/15/98    12/15/98      12/15/98       12/15/98    12/15/98         12/15/98        12/15/98
LAST PRINCIPAL PAYMENT               12/15/12     7/15/10       8/15/08        1/15/07     9/15/05          8/15/04         2/15/03
PRINCIPAL LOCKOUT (MONTHS)                  0           0             0              0           0                0               0
PRINCIPAL WINDOW (MONTHS)                 169         140           117             98          82               69              51
ILLUSTRATIVE YIELD @ PAR (30/360)       6.191       6.168         6.154          6.139       6.122            6.103           6.059
------------------------------------------------------------------------------------------------------------------------------------




                                   CLASS A-2
                                   ---------

CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
% CPR                                    0%        5%           10%            14%          20%             25%             30%
------------------------------------------------------------------------------------------------------------------------------------


AVERAGE LIFE (YEARS)                     20.06        11.74          7.64           5.76         4.07            3.22          2.62
MODIFIED DURATION (YEARS)                10.52         7.12          5.19           4.19         3.20            2.63          2.21
FIRST PRINCIPAL PAYMENT               12/15/98     12/15/98      12/15/98       12/15/98     12/15/98        12/15/98      12/15/98
LAST PRINCIPAL PAYMENT                 9/15/28      7/15/28       8/15/27        5/15/25      2/15/20         3/15/16       2/15/13
PRINCIPAL LOCKOUT (MONTHS)                   0            0             0              0            0               0             0
PRINCIPAL WINDOW (MONTHS)                  358          356           345            318          255             208           171
ILLUSTRATIVE YIELD @ PAR (30/360)        6.248        6.241         6.240          6.238        6.230           6.219         6.205
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
% CPR                                    0%         5%          10%            14%          20%             25%             30%
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                     20.00        11.53         7.24           5.36          3.75           2.             2.41
MODIFIED DURATION (YEARS)                10.51         7.07         5.07           4.05          3.04           2.49           2.08
FIRST PRINCIPAL PAYMENT               12/15/98     12/15/98     12/15/98       12/15/98      12/15/98       12/15/98       12/15/98
LAST PRINCIPAL PAYMENT                 8/15/27      1/15/24      2/15/17       10/15/12       9/15/08        8/15/06        3/15/05
PRINCIPAL LOCKOUT (MONTHS)                   0            0            0              0             0              0              0
PRINCIPAL WINDOW (MONTHS)                  345          302          219            167           118             93             76
ILLUSTRATIVE YIELD @ PAR (30/360)        6.247        6.236        6.223          6.211         6.191          6.174          6.155
------------------------------------------------------------------------------------------------------------------------------------






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                  BEAR STEARNS

--------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
--------------------------------------------------------------------------------
                           Computational Materials

                  PERCENTAGE OF CERTIFICATE BALANCE (1)(2)(3)
                                    GROUP I




PAYMENT DATE                                                                     CPR
                    ---------------------------------------------------------------------------------------------------------------

HEL CPR                                                    0%               10%       15%        20%      25%       30%         40%

INITIAL.........................................         100               100       100        100      100       100          100

NOVEMBER 1999...................................          93                83        78         73       69        64           54

NOVEMBER 2000...................................          90                72        63         56       48        42           30

NOVEMBER 2001...................................          86                61        51         42       34        27           15

NOVEMBER 2002...................................          82                52        41         32       25        19           10

NOVEMBER 2003...................................          77                44        33         24       18        12            6

NOVEMBER 2004...................................          71                37        26         18       12         8            3

NOVEMBER 2005...................................          65                30        20         13        9         5            1

NOVEMBER 2006...................................          59                25        16         10        6         3            1

NOVEMBER 2007...................................          51                20        12          7        4         2            *

NOVEMBER 2008...................................          43                15         8          5        2         1            0

NOVEMBER 2009...................................          36                11         6          3        1         *            0

NOVEMBER 2010...................................          28                 8         4          2        *         0            0

NOVEMBER 2011...................................          19                 5         2          1        0         0            0

NOVEMBER 2012...................................           9                 2         1          0        0         0            0

NOVEMBER 2013...................................           0                 0         0          0        0         0            0

WEIGHTED AVERAGE LIFE TO 10% CALL (YEARS) (1)...        8.58              5.03      3.94       3.17     2.59      2.16         1.56

WEIGHTED AVERAGE LIFE TO MATURITY (YEARS) (2)...        8.61              5.16      4.13       3.37     2.78      2.34         1.70



     (1) ASSUMES THAT AN OPTIONAL TERMINATION IS EXERCISED ON THE FIRST PAYMENT DATE ON WHICH THE CERTIFICATE BALANCE AS OF THE LAST DATE OF THE RELATED DUE PERIOD IS LESS THAN OR EQUAL TO 10% OF THE CERTIFICATE BALANCE.
     (2)  ASSUMES THE CERTIFICATES PAY TO MATURITY.
     (3)  ALL PERCENTAGES ARE ROUNDED TO THE NEAREST 1%.
     (4)  * IS LESS THAN 0.5% BUT GREATER THAN 0%.












Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                  BEAR STEARNS




-------------------------------------------------------------------------------
                        IRWIN HOME EQUITY TRUST 1998-2
--------------------------------------------------------------------------------
                           Computational Materials


                  PERCENTAGE OF CERTIFICATE BALANCE (1)(2)(3)
                                   GROUP II


PAYMENT DATE                                                                     CPR
                    ---------------------------------------------------------------------------------------------------------------

HEL CPR                                                    0%                5%       10%        14%      20%       25%         30%

INITIAL.........................................         100               100       100        100      100       100          100

NOVEMBER 1999...................................          98                93        88         84       78        73           68

NOVEMBER 2000...................................          96                86        77         70       60        53           46

NOVEMBER 2001...................................          95                81        69         60       47        39           31

NOVEMBER 2002...................................          94                76        61         50       38        29           22

NOVEMBER 2003...................................          93                71        54         43       30        22           15

NOVEMBER 2004...................................          92                67        48         36       23        16           11

NOVEMBER 2005...................................          91                63        42         31       19        12            7

NOVEMBER 2006...................................          89                58        38         26       15         9            5

NOVEMBER 2007...................................          88                54        33         22       12         6            3

NOVEMBER 2008...................................          86                51        29         19        9         4            2

NOVEMBER 2009...................................          84                47        26         16        7         3            1

NOVEMBER 2010...................................          82                44        23         13        5         2            1

NOVEMBER 2011...................................          80                40        20         11        4         1            *

NOVEMBER 2012...................................          78                37        17          9        3         1            *

NOVEMBER 2013...................................          75                34        15          8        2         1            0

NOVEMBER 2014...................................          73                31        13          6        2         *            0

NOVEMBER 2015...................................          70                29        11          5        1         *            0

NOVEMBER 2016...................................          67                26        10          4        1         0            0

NOVEMBER 2017...................................          63                24         8          3        *         0            0

NOVEMBER 2018...................................          59                21         7          3        *         0            0

NOVEMBER 2019...................................          55                19         6          2        *         0            0

NOVEMBER 2020...................................          50                16         5          1        0         0            0

NOVEMBER 2021...................................          46                14         4          1        0         0            0

NOVEMBER 2022...................................          41                12         3          1        0         0            0

NOVEMBER 2023...................................          35                10         2          *        0         0            0

NOVEMBER 2024...................................          29                 7         1          *        0         0            0

NOVEMBER 2025...................................          22                 5         1          0        0         0            0

NOVEMBER 2026...................................          15                 3         *          0        0         0            0

NOVEMBER 2027...................................          7                  1         0          0        0         0            0

NOVEMBER 2028...................................          0                  0         0          0        0         0            0

WEIGHTED AVERAGE LIFE TO 10% CALL (YEARS) (1)...      20.00              11.53      7.24       5.36     3.75      2.96         2.41

WEIGHTED AVERAGE LIFE TO MATURITY (YEARS) (2)...      20.06              11.74      7.64       5.76     4.07      3.22         2.62



     (1) ASSUMES THAT AN OPTIONAL TERMINATION IS EXERCISED ON THE FIRST PAYMENT DATE ON WHICH THE CERTIFICATE BALANCE AS OF THE LAST DATE OF THE RELATED DUE PERIOD IS LESS THAN OR EQUAL TO 10% OF THE CERTIFICATE BALANCE.
     (2)  ASSUMES THE CERTIFICATES PAY TO MATURITY.
     (3)  ALL PERCENTAGES ARE ROUNDED TO THE NEAREST 1%.
     (4)  * IS LESS THAN 0.5% BUT GREATER THAN 0%.






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                  BEAR STEARNS